Exhibit 4.1

THIS CERTIFIES THAT is the owner ofCUSIPDATED COUNTERSIGNED AND REGISTERED:COMPUTERSHARE INC.TRANSFER AGENT AND REGISTRAR,FULLY-PAID AND NON-ASSESSABLE SHARES OF 8.875%SERIES C CUMULATIVE REDEEMABLE PERPETUAL PREFERRED SHARES OF TSAKOS ENERGY NAVIGATION LIMITED (hereinafter called the “Company”), transferable on the books of theCompany by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properlyendorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.Witnessthe facsimile seal of the Company and the facsimile signatures of its duly authorized officers.8.875% SERIES C CUMULATIVE REDEEMABLE PERPETUAL PREFERRED SHARESPAR VALUE $1.008.875% SERIES C CUMULATIVE REDEEMABLE PERPETUAL PREFERRED SHARESTHIS CERTIFICATE IS TRANSFERABLE INCANTON, MA, NEW YORK, NY AND COLLEGE STATION, TXSEE REVERSE FOR CERTAIN DEFINITIONSCertificateNumberShares.TSAKOS ENERGY NAVIGATION LIMITEDINCORPORATED UNDER THE LAWS OF BERMUDAByAUTHORIZED SIGNATUREBERMUDATSAKOSENERGYNAVIGATIONThis Certificate and the shares represented hereby are issued and shall be heldsubject to all the provisions of the Memorandum of Association and Bye-laws of the Corporation and the Certificate of Designation related to the8.875% Cumulative Redeemable Perpetual Preferred Shares -- Series C andthe amendments from time to time made thereto.President & Chief Executive OfficerChairman of the BoardZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#G9108L 13 2DD-MMM-YYYY**000000*********************000000*********************000000*********************000000 *********************000000**************** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander DavidSample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexanderDavid Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander DavidSample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexanderDavid Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample**000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Share s****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S***ZERO HUNDRED THOUSANDZERO HUNDRED AND ZERO***MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLEZQ00000000Certificate Numbers1234567890/12345678901234567890/12345678901234567890/12345678901234567890/12345678901234567890/ 12345678901234567890/1234567890Total TransactionNum/No.123456Denom.123456Total1234567MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4TSAKOS ENERGY NAVIGATIONPO BOX 43004, Providence, RI 02940-3004CUSIPXXXXXX XX XHolder IDXXXXXXXXXXInsurance Value 1,000,000.00Number of Shares123456DTC12345678 123456789012345